WAIVER TO NOTE PURCHASE AGREEMENT

    THIS WAIVER dated as of March 31, 1997 to the Note Purchase Agreement dated as of October 15, 1995, as amended, is among Covenant Transport, Inc., a Tennessee corporation (the "Company"), Covenant Transport, Inc., a Nevada corporation (the "Guarantor"), and each of the entities listed on Schedule 1 hereto (the "Noteholders").

                                    RECITALS:

     A. The Company and the Guarantor have heretofore entered into that certain Note Purchase Agreement dated as of October 15, 1995 (the "Note Purchase Agreement") with Connecticut General Life Insurance Company, on behalf of one or more separate accounts, Connecticut General Life Insurance Company and Life Insurance Company of North America, as amended pursuant to that certain First Amendment to Note Purchase Agreement and Waiver dated as of April 1, 1996. The Company has heretofore issued $25,000,000 of its 7.39% Guaranteed Senior Notes due October 1, 2005 (the "Notes"), and the Guarantor has heretofore guaranteed such Notes, pursuant to the Note Purchase Agreement.

     B. The Company, the Guarantor and the Noteholders now desire to enter into a waiver of certain provisions of the Note Purchase Agreement as hereinafter set forth.

     NOW, THEREFORE, the Company, the Guarantor and the Noteholders, in consid-eration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

     Sections 10.1 and 10.2 of the Note Purchase Agreement are hereby waived in order to permit the consummation of the transaction described in the attached Exhibit A.

     This Waiver shall be construed in connection with and as part of the Note Purchase Agreement, and except as expressly set forth herein, all terms, condi-tions, and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

     Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Waiver may refer to the Note Purchase Agreement without making specific reference to this Waiver unless the context otherwise requires.

     This Waiver shall be governed by and construed in accordance with Connecticut law.

     IN WITNESS WHEREOF, the Company, the Guarantor and the Noteholders have caused this instrument to be executed, all as of the day and year first above written.

                                         THE COMPANY:

                                         COVENANT TRANSPORT, INC.,
                                         a Tennessee corporation

                                         By_________________________
                                         Name:
                                         Title:

                                         THE GUARANTOR:

                                         COVENANT TRANSPORT, INC.,
                                         a Nevada corporation

                                         By_________________________
                                         Name:
                                         Title:

                                         THE NOTEHOLDERS:

                                         CONNECTICUT  GENERAL LIFE  INSURANCE
                                         COMPANY,  on  behalf  of one or more
                                         separate     accounts    By    CIGNA
                                         Investments, Inc.

                                         By_________________________
                                         Name:
                                         Title:

                                         CONNECTICUT GENERAL LIFE INSURANCE
                                         COMPANY
                                         By CIGNA Investments, Inc.

                                         By_________________________
                                         Name:
                                         Title:

                                         LIFE INSURANCE COMPANY OF NORTH AMERICA
                                         By CIGNA Investments, Inc.

                                         By_________________________
                                         Name:
                                         Title:

                                   SCHEDULE I

                                   Noteholders

Connecticut General Life Insurance Company, on behalf of one or more separate accounts

Connecticut General Life Insurance Company

Life Insurance Company of North America